8

EXHIBIT  10.5

                              AMENDED AND RESTATED
                          RANGER AEROSPACE CORPORATION
                            EXECUTIVE STOCK AGREEMENT
                            --------- ----- ---------


     THIS  AMENDMENT  (this  "Amendment")  to  the  Ranger Aerospace Corporation
                              ---------
Executive Stock Agreement by and between Ranger Aerospace Corporation, a Delaware corporation, Aircraft Services International Group, Inc., a Delaware corporation, (both herein referred to as the "Company") and Stephen D. Townes
                                                 -------
("Executive")  is  made  as  of  March  7,  2000.
  ---------

     WHEREAS, the Parties desire to amend certain provisions of the Ranger Aerospace Corporation Executive Stock Agreement, dated as of April 2, 1998 (the "Executive Stock Agreement").
 ----------------  ---------

NOW, THEREFORE, the parties to this Amendment hereby agree that the Executive Stock Agreement is amended and restated to read as follows:

     THIS AGREEMENT is made as of April 2, 1998, between Ranger Aerospace Corporation, a Delaware corporation (the "Company") and Stephen D. Townes
                                               --------
("Executive").

     The Company and the Executive desire to enter into an agreement pursuant to which Executive shall purchase, and the Company shall sell, 2,663 shares (the "Purchased Shares") of the Company's Class A Common Stock, par value $.01 per
  ----------------
share  (the  "Class A Common Stock") at a price of $100 per share. Together, the
              ---------------------
Class A Common Stock, the Class B Common Stock, par value $.0l per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common
  --------------------                                                    ------
Stock"), 10 % Subordinated Notes (the "Notes") and the Series A Preferred Stock (the "Preferred Stock") (it being understood that the Notes and the Preferred
       -----------------
Stock shall be treated as one and the same class of securities, with identical rights hereunder) are referred to herein as the "Company Stock." All of such
                                                     --------------
shares of Company Stock and all shares of Company Stock hereafter acquired by Executive are referred to herein as "Executive Stock." Certain definitions are
                                       ----------------
set  forth  in  paragraph  7  of  this  Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1.     Purchase  and  Sale  of  Executive  Stock.
            -----------------------  ----------------

     (a) Upon execution of this Agreement, Executive shall purchase, and the Company shall sell, 2,663 shares of Class A Common Stock at a price of $100 per share. The Company shall deliver to Executive the certificate representing such shares of Company Stock, and Executive shall deliver to the Company a promissory note  in the form of Annex A attached hereto in an aggregate principal amount of
                     -------
$266,300 (the "Executive Note"). Executive's obligation under the Executive Note
               ----------------
shall be secured by a pledge of the 2,663 shares of Class A Common Stock purchased by Executive hereunder and in connection therewith, Executive shall enter into a pledge agreement in the form of Annex B attached hereto.

     (b) Within 30 days after Executive purchases any shares of Executive Stock from the Company hereunder, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated there-under in the form of Annex C attached
                                                                -------
hereto  and  any  similar  filing  required  by  applicable  state  law.

     (c) In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

     (i) The Executive Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and the Executive Stock shall not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

     (ii) Executive is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

     (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time. Executive understands that the Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

     (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to (A) such other information concerning the Company as he has requested and (B) such other information which is necessary and desirable to make an informed investment decision regarding the purchase of Executive Stock hereunder. Executive has reviewed a copy of the Share Purchase Agreement, dated as of March 14, 1998 and amended as of the date hereof, between the Company, Viad Corp. and Viad Service Company, Limited pursuant to which the Company acquired substantially all of the stock of certain subsidiaries of Aircraft Service International Group, Inc. and the Security Purchase Agreement dated as of the date hereof, between the Company, John Hancock Mutual Life
Insurance Company and CIBC Wood Gundy Ventures, Inc. and Executive is familiar with the transactions contemplated thereby.

     (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

     (d) As an inducement to the Company to issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that:

     (i) neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time; and

     (ii) the Company shall have no duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company or its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock upon the termination of Executive's employment with the Company or its Subsidiaries or as otherwise provided hereunder.

     (e) The Company and Executive acknowledge and agree that this Agreement has been executed and delivered, and the Executive Stock has been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive.

     2. All Executive Stock purchased hereunder shall become fully vested on March 7, 2000.

     3.     Repurchase  Option.
            ------------------

     (a) In the event Executive ceases to be employed by the Company or its Subsidiaries (the "Termination") for any reason, the Purchased Shares (whether
                     -----------
held by Executive or one or more of Executive's transferees) shall be subject to repurchase by the Company pursuant to the terms and conditions set forth in this paragraph 3 (the "Repurchase Option").
                     ------------------

     (b) The purchase price for each share of Purchased Shares purchased pursuant to this paragraph 3 shall be the Fair Market Value of such share (determined as of the date of the Repurchase Notice, or if no Repurchase Notice is given, as of the last day of the Company Election Period).

     (c) The Company may elect to purchase all or any portion of Purchased Shares by delivery of written notice (the "Repurchase Notice") to the holder(s)
                                            -----------------
of  Purchased  Shares  within  45 days after the Termina-tion Date (the "Company
                                                                         -------
Election Period"). The Repurchase Notice shall set forth the number of shares of
   ------------
each class of the Purchased Shares to be acquired from each holder of Purchased Shares, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Purchased Shares held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of Purchased Shares then held by Executive is less than the total number of shares of Purchased Shares the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Purchased Shares under this Agreement, pro rata according to the number of shares of Purchased Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as close as practicable to the nearest whole shares).

     (d) If for any reason the Company does not elect to purchase all of the Unvested Stock pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the shares of Purchased Shares the Company has not elected to purchase (the "Available Shares"). As soon as
                                                 ---------
practica-ble after the Company has determined that there will be Available Shares, but in any event within 5 days after the Company Election Period, the Company shall give written notice (the "Option Notice") to the Investors setting
                                        -------------
forth the number and class of Available Shares and the purchase price for each Available Share. The Investors may elect to purchase any number of Available Shares by delivering written notice (the "Election Notice") to the Company
                                                ----------------
within  30  days  after  receipt of the Option Notice from the Company; provided
                                                                        --------
that if more than one Investor elects to purchase any or all Available Shares and the number of Available Shares is less than the aggregate number of Purchased Shares elected to be purchased by such electing Investors, each Investor shall be entitled to purchase the lesser of (i) the number of shares of such class that such Investor has elected to purchase as indicated in the Election Notice or (ii) the number of shares of such class ob-tained by multiplying the number of shares specified in the Option Notice by a fraction, the numerator of which is the number of shares of such class of Company Stock (on a fully-diluted basis) held by such Investor and the denominator of which is the aggregate number of Shares of such class of Company Stock (on a fully-diluted basis) held by all electing Investors. In the event all Available Shares are not purchased by the Investors pursuant to the immediately preceding sentence, the Available Shares remaining to be purchased shall be allocated among the Investors who elect to purchase more Available Shares (as indicated in their respective Election Notices) than they are entitled to purchase pursuant to the immediately preceding sentence as the Investors shall agree in writing. As soon as practicable, and in any event within 5 days after the expiration of the 30-day period set forth above, the Company shall notify each holder of Purchased Shares as to the number of shares being purchased from such holder by the Investors (the "Supplemental Repurchase Notice"). At the time the Company
                       --------------------------------
delivers the Supplemental Repurchase Notice to the holder(s) of Purchased Shares, the Company shall also deliver written notice to each Investor setting forth the number of shares such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     (e) The purchase of Purchased Shares pursuant to this paragraph 3 shall be closed at the Company's executive offices on a date determined by the Company, which date shall be within 60 days after the expiration of the Company Election Period. The Company and/or the Investors shall pay for the Purchased Shares to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor, a check or wire transfer of funds and, in the case of the Company at its option, (1) cancellation or exchange of the Executive Note, (ii) a check or wire transfer of funds, (iii) a subordinated note or notes payable in up to, three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the interest rate then being charged to the Company under any revolving working capital credit facility, or (iv) any combination of (i)-(iii), in the aggregate amount of the purchase price for such shares; provided that the
                                                               -------- ----

Company shall use reasonable efforts to make all such repurchases in excess of the amount due under any Executive Note with a check or wire transfer of funds. Any notes issued by the Company pursuant to this paragraph 3(e) shall be subject to any restrictive covenants to which the Company or any of its subsidiaries is subject at the time of such purchase. In addition to offsetting amounts outstanding under the Executive Note issued to the Company hereunder, the Company may pay the purchase price for such shares by offsetting any other bona fide debts owed by Executive to the Company. The purchasers of Purchased Shares hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require all sellers' signatures be guaranteed by a national bank or reputable securities broker.

     (f) The right of the Company and the Investors to repurchase Purchased Shares pursuant to this paragraph 3 shall terminate upon the expiration of the time periods within which the Company and the Investors have to elect to repurchase the Purchased Shares set forth in paragraphs 3(c) and 3(d) hereof, and otherwise shall not terminate.

     (g) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Purchased Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries debt and equity financing agreements. If any such restrictions prohibit the repurchase of Purchased Shares hereunder which the Company is otherwise entitled or required to make, the time periods provided in this paragraph 3 shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions. If the repurchase of Purchased Shares is delayed as contemplated in this Paragraph 3(g), the price paid for the Purchased Shares shall be equal to the Fair Market Value of the Purchased Shares on the date of the Election Notice plus interest accruing over the period of delay equal to the lesser of 9.5% per annum, compounded annually, computed on the basis of a 360 day year and the actual number of days elapsed or the maximum rate permitted by applicable law.

     4.     Put  Option.
            -----------

     (a) In the event of a Termination for any reason other than (i) Executive's death or Permanent Disability, (ii) Executive's Termination with Cause or (iii) Executive's resignation without Good Reason, the holder of Executive Stock (whether such holder is Executive or one or more of Executive's Permitted Transferees) shall, according to the terms, conditions and limitations provided in this Paragraph 4, have the right to require the Company to repurchase up to $1,000,000 in Fair Market Value of shares of Executive Stock held by Executive at the Put Price (the "Put") by delivering a written notice to
                                         ---
the  Company  specifying the number of shares to be purchased (the "Put Notice")
                                                                    ----------
within 45 business days after the date of such Termination. If Executive fails to deliver to the Company the Put Notice within such 45 business days, Executive shall have no right to require the Company to repurchase any shares pursuant to this Paragraph.

     (b) The Put Notice shall set forth the number and class of shares of Executive Stock to be Put to the Company. Within 10 business days after delivery of the Put Notice, the Company shall reasonably and in good faith determine the Put Price as provided hereunder. At a mutually agreeable time and place, but in no case more than 15 business days after final determination of the Put Price (as determined under the procedure set forth in the definition of Fair Market Value), the Company shall purchase and the holder of the Executive Stock shall sell shares of Executive Stock pursuant to paragraph 4(c)(i) hereof (the "Initial Put Closing"). Thereafter, on the date which is 12months after the
       ---------------
date of Termination, the Company shall purchase and the holder of the Executive Stock shall sell shares of Executive Stock pursuant to paragraph 4(c)(ii) hereof (the "Secondary Put Closing).
       -----------------------

     (c)     (i)     At  the Initial Put Closing, the Executive shall deliver to the  Company  certificates  representing  up to $750,000 in Fair Market Value of

Executive Stock calculated at the Put Price, to be repurchased by the Company free and clear of all liens and encumbrances and duly endorsed in blank or accompanied by duly executed forms of assignment (with signatures guaranteed), and the Company shall deliver to the Executive the Put Price for such shares,
(i) by cancellation of the Executive Note and/or any other outstanding indebtedness of the Executive to the Company in an amount no greater than the Put Price for such shares, and thereafter, (ii) by cashier's or certified check payable to the Executive or by wire transfer of immediately available funds to an account designated by the Executive.

     (ii) At the Secondary Put Closing, the Executive shall deliver to the Company certificates representing up to $250,000 in Fair Market Value of Executive Stock calculated at the Put Price, to be repurchased by the Company free and clear of all liens and encumbrances and duly endorsed in blank or accompanied by duly executed forms of assignment (with signatures guaranteed), and the Company shall deliver to the Executive the Put Price for such shares,
(i) by cancellation of the Executive Note and/or any other outstanding indebtedness of the Executive to the Company in an amount no greater than the Put Price for such shares, and thereafter, (ii) by cashier's or certified check payable to the Executive or by wire transfer of immediately available funds to an account designated by the Executive.

     (d)     The "Put Price" for each share of Executive Stock shall be equal to
                  ---------
the  Fair  Market  Value  thereof  on  the  date  of  the  Put  Notice.

     (e) The right of the Executive to Put shares of Executive Stock pursuant to this paragraph 4 shall terminate upon the first to occur of the Sale of the Company or a Qualified Public Offering.

     (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled or required to make, the time periods provided in this paragraph 4 shall be suspended, and shall recommence when the Company may make such repurchases under such restrictions. If the repurchase of Executive Stock is delayed as contemplated in this Paragraph 4(f), the Put Price shall be equal to the Fair Market Value of the Executive Stock on the date of the Put Notice plus interest accruing over the period of delay equal to the lesser of 9.5% per annum, compounded annually, computed on the basis of a 360 day year and the actual number of days elapsed or the maximum rate permitted by applicable law.

     (g) Notwithstanding anything contained herein to the contrary, Executive shall not have the right to require the Company to repurchase any shares held by the Executive, pursuant to this Paragraph 4, other than pursuant to the terms of (i) the Initial Put Closing in an amount up to $750,000 of Fair Market Value or (ii) the Secondary Put Closing in an amount up to $250,000 of Fair Market Value.

     5.     Restrictions  on  Transfer.  Executive  shall  not  sell,  transfer,
            --------------------------
assign, pledge, or otherwise dispose of any interest in any shares of Executive Stock (each, a "Transfer"), except with the consent of the Board of Directors of
                --------
the  Company  (the  "Board")  or  pursuant to paragraphs 3 and 4 of the Security
                     -----
Holders  Agreement  dated  April  1,  1998,  as  amended.

     6.     Legend. Each note or certificate evidencing Executive Stock pursuant
            ------
to the terms of this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

"The securities represented by this certificate are subject to a Executive Stock Agreement dated as of April 2, 1998 among the issuer of such securities (the "Companv") and the Executive named therein, as amended and modified from time to
   ------
time. A copy of such Executive Stock Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

     The Company shall imprint such legend on certificates evidencing Executive Stock outstanding as of the date hereof.

     7.     Definitions.
            ------------

Cause"  shall  have  the definition provided in the Employment Agreement between
-----
the  Company  and  Executive  of  even  date  herewith.
--

     "Company  Stock"  shall  have the meaning set forth in the preamble of this
      --------------
Agreement.

     "Employment Agreement" shall mean the employment agreement between Aircraft
      --------------------
Service  International  Group,  Inc.  and  Executive  of  even  date.

     "Executive  Stock" shall include Executive Stock in the hands of any holder
      ----------------
other than Executive (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive
Stock shall also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

     "Fair  Market  Value" of each share of Executive Stock means the average of
      -------------------
the closing prices of the sales of each class of Executive Stock on all securities exchanges on which the Company Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day a class of Executive Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day a class of Executive Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 business days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time a class of Executive Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the shares of Executive Stock determined reasonably in good faith by the Board.

     If the Executive disagrees in any respect with the calculation of Fair Market Value determined by the Board, the Executive may within 30 business days after such determination deliver a statement to the Company disagreeing with such calculation and setting forth the calculation by the Executive of such amount (the "Statement of Disagreement"). Any such Statement of Disagreement
               --------------------------
shall state the basis of such disagreement. If the Executive does not deliver such a Statement of Disagreement within such 30 day period, the calculation of Fair Market Value as determined by the Board shall be conclusive and binding. If a Statement of Disagreement is delivered to the Company, the Company and the Executive shall, during the 30 business days following such delivery, use their best efforts to reach agreement on the Fair Market Value. Any such agreement reached shall be conclusive and binding. If, during such 30 business day period, the Company and the Executive are unable to reach such agreement, they shall promptly, but in no case more than 10 business days thereafter, each appoint an independent nationally recognized investment banking firm, which firms shall then, within 10 business days, jointly select a third independent and impartial nationally recognized investment banking firm (the "Investment
                                                                      ----------
Banking Firm") to resolve such disagreement and determine Fair Market Value. The
   ---------
Investment Banking Firm, acting in a neutral capacity, shall review this Agreement and the Statement of Disagreement, and shall make its own calculation of Fair Market Value. The Investment Banking Firm shall deliver to the Company and the Executive, as promptly as practicable, but in no case more than 30 business days, after its retention, a report setting forth the calculation of Fair Market Value. Such report shall be final and binding. The cost of such review and report shall be borne by the Company and Executive equally.

     "Good  Reason"  shall  mean the Constructive Termination (as defined in the
      ------------
Employment  Agreement)  of  the  Executive.

     "Independent  Third  Party"  means any person (i) who, immediately prior to
      -------------------------
the contemplated transaction, does not own Company Stock representing in excess of 5% of the Company's Voting Power, (ii) who is not controlling, controlled by or under common control with any such person and (iii) who is not the spouse or descendant (by birth or adoption) of any such person.

     "Investors"  means  each  of John Hancock Mutual Life Insurance Company and
      ---------
CIBC  Wood  Gundy  Ventures,  Inc.

     "1933  Act" means the Securities Act of 1933, as amended from time to time.
      ---------

     "Original  Cost" of each share of Common Stock purchased hereunder shall be
      --------------
equal to $100 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

     "Permanent  Disability" means a mental incapacity or physical disability of
      ---------------------
the Executive, rendering him unable to engage in his usual duties for a period of ninety (90) days or more, whether consecutive or not, within any twelve (12) consecutive month period, and shall be determined in good faith by the Board of Directors of the Company.

     "Public Sale" means any sale pursuant to a registered public offering under
      -----------
the 1933 Act or any sale to the public pursuant to Rule 144 promulgated under the 1933 Act effected through a broker, dealer or market maker.

     "Qualified  Public  Offering"  means  the  sale,  in an underwritten public
      ---------------------------
offering by the Company registered under the 1933 Act, of shares of Common Stock having an aggregate offering value of at least $35 million and a per share price for each class of Company Stock of at least four times Original Cost.

     "Sale of the Company" means the sale of the Company to an Independent Third
      ---- -- -----------
Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing a majority of the Company's Voting Power (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

     "Securityholders  Agreement"  means  the  securityholders agreement of even
      --------------------------
date between the Company, John Hancock Mutual Life Insurance Company, CIBC Wood Gundy Ventures, Inc., the Danielle Schwartz Trust and certain other persons named therein.

     "Subsidiary"  means  any  corporation  of which the Company owns securities
      ----------
having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

     "Voting  Power"  means,  with  respect  to  each shares of Company Stock as
      -------------
determined on a fully-diluted basis, one (1) vote per share with respect to the Class A Common Stock and Class B Common Stock (whether designated as voting or nonvoting).

     8.     Notices.  Any  notice  provided  for  in  this  Agreement must be in
            -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

To  the  Company:
----------------

Ranger  Aerospace  Corporation
GSP  International  Airport
Box  12233
Greenville,  SC  29612
     Attn:     Chief  Financial  Officer

With  copies  (which  shall  not  constitute  notice)  to:

Kirkland  &  Ellis
200  East  Randolph  Drive
Chicago,  IL  60601
Telephone:     (312)  861-2288
Facsimile:     (312)  861-2200
Attention:     William  S.  Kirsch,  P.C.

To  Executive:
-------------

Stephen  D.  Townes
318  Scarborough  Drive
Greer,  SC  29650
Telephone:     (864)  848-2760
Facsimile:     (864)  848-2759

To  the  Investors:
------------------

CIBC  Wood  Gundy  Ventures.  Inc.
425  Lexington  Avenue,  3rd  Floor
New  York,  NY  10017
Telephone:     (212)  885-4400
Facsimile:     (212)  885-4493
Attention:     Jay  Levine

John  Hancock  Mutual  Life  Insurance  Company
John  Hancock  Place
Box  111
Boston,  MA  82117
Telephone:     (617)572-1605
Facsimile:     (617)  572-1606
Attention:     Dana  Donovan

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

9.     General  Provisions.
       -------------------


     (a)     Transfers  in  Violation  of  Agreement.  Any Transfer or attempted
             ----------------------------  ---------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose. Notwithstanding the preceding sentence and the Securityholders Agreement of even date, Executive may pledge all shares of Executive Stock to the Company to secure payment of the Executive Note.

     (b)     Severability.  Whenever  possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (c)     Complete  Agreement.  This  Agreement,  those  documents  expressly
             -------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (d)     Counterparts.  This  Agreement  may  be  executed  in  separate
             ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     (e)     Successors  and  Assigns. Except as otherwise provided herein, this
             ------------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the
                                                               --------
rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.
(f)     Choice  of  Law. The corporate law of the State of Delaware shall govern
        ----------  ---
all questions concerning the relative rights of the Company or its stockholders. All other questions con-cerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

     (g)     Remedies.  Each  of  the  parties  to this Agreement (including the
             --------
Investors) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (h)     Amendment  and  Waiver.  The  provisions  of  this Agreement may be
             ---------  -----------
amended and waived only by (i) the Company (ii) the holders of a majority of the Voting Power of Executive Stock and (iii) with respect to Section 2 only, the holders of a majority of the Voting Power held by Investors voting as a single class.

     (i)     Business  Days.  If  any.  time  period for giving notice or taking
             --------------
action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

     10.     Third  Party  Beneficiaries.  Investors shall be deemed to be third
             ---------------------------
party beneficiaries of the provisions of this Agreement which specifically reference them. No other third party beneficiaries are intended or shall be deemed to be created hereby.

          *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


RANGER  AEROSPACE  CORPORATION


By:_________________________________

     Its:_________________________________



     ____________________________________
STEPHEN  D.  TOWNES

Agreed  and  Accepted:

JOHN  HANCOCK  MUTUAL  LIFE
INSURANCE  COMPANY

By:  __________________________

Its:  __________________________


CIBC  WOOD  GUNDY  VENTURES,  INC.

By:  __________________________

Its:  __________________________